EXHIBIT 24


                               POWER OF ATTORNEY



   KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and/or directors of JMB Realty Corporation, the corporate general partner of Carlyle Income Plus, Ltd., does hereby nominate, constitute and appoint GARY NICKELE, GAILEN J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officers or directors, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1996 and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney the 22nd day of January, 1997.


_______________________
Neil G. Bluhm                   President and Director


_______________________
Judd D. Malkin                  Chairman and  Chief Financial Officer


_______________________
A. Lee Sacks                    Director of General Partner


_______________________
Stuart C. Nathan                Executive Vice President
                                Director of General Partner


   The undersigned hereby acknowledge and accept such power of authority to sign, in the name and on behalf of the above named officers and/or directors, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1996 and any and all amendments thereto, the 22nd day of January, 1997.


                               ------------------------------
                                Gary Nickele


                                ------------------------------
                                Gailen J. Hull



                                 ------------------------------
                                 Dennis M. Quinn

                                                           EXHIBIT 24


                               POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers of JMB Realty Corporation, the corporate general partner of Carlyle Income Plus, Ltd., does hereby nominate, constitute and appoint GARY NICKELE, GAILEN J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officers, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1996 and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney the 22nd day of January 1997.



_____________________________________
H. Rigel Barber                                 Chief Executive Officer


_____________________________________
Glenn E. Emig                                   Chief Operating Officer


      The undersigned hereby acknowledge and accept such power of authority to sign, in the name and on behalf of the above named officers, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1996 and any and all amendments thereto, the 22nd day of January 1997.


                  ---------------------------------------------
                              Gary Nickele


                  ---------------------------------------------
                              Gailen J. Hull


                  ---------------------------------------------
                              Dennis M. Quinn